UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 18, 2007

THE RIDGEWOOD POWER GROWTH FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25935	22-3495594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE 19801	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Ridgewood Power Growth Fund is filing this Amendment No 1 (this “Amendment”) to its Current Report on Form 8-K dated April 18, 2007, filed with the Securities and Exchange Commission on April 20, 2007 (the “Form 8-K”), to amend enumerated paragraphs numbered 4, 5 and 6 contained in the disclosure under Item 4.02 of the Form 8-K. Capitalized terms used but not defined in this Explanatory Note are defined in the Item 4.02 disclosure below. The Form 8-K was filed to disclose that the Previously Issued Financial Statements should no longer be relied upon and that the Previously Issued Financial Statements should be restated to conform to GAAP. This Amendment is being filed to update and change estimates contained in paragraph numbered 5 of the effects on the Previously Issued Financial Statements of certain changes related to the observance of certain differences between US GAAP and UK GAAP, to quantify to the extent known, the impact on the Fund’s financial statements of the method used to recognize the write off of advances related to its expansion activities in the UAE, and to clarify paragraph numbered 6. At the time of the filing of the Form 8-K, management believed that certain assets characterized as goodwill under UK GAAP should also be characterized as goodwill under US GAAP and are therefore not subject to amortization. Analysis subsequent to the filing of the Form 8-K indicates that certain of the assets characterized as goodwill under UK GAAP are correctly characterized as intangible assets under US GAAP and are therefore subject to an amortization requirement.

The estimated effects on the Previously Issued Financial Statements of the changes related to the accounts of RUK in each affected period are described in this Amendment. The impact of the changes that are the subject of this Amendment on the estimated consolidated operating results of the Fund reported in the Form 8-K are negative (i.e., reduce net income, increase net loss) in each period affected.

Except as described above, no other material changes have been made to the Form 8-K.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 18, 2007, management of the Ridgewood Power Growth Fund (the “Fund”) and the Managing Shareholder of the Fund, Ridgewood Renewable Power LLC (the “Managing Shareholder”), concluded that the Fund’s consolidated financial statements included in the Fund’s Quarterly Reports on Form 10-Q and the Fund’s Annual Reports on Form 10-K for each of the periods beginning with the three-month period ended March 31, 2003 and continuing through the three and nine-month periods ended September 30, 2005 filed with the Securities and Exchange Commission (the “SEC”), including applicable reports of its independent registered public accounting firm (the “Previously Issued Financial Statements”) should no longer be relied upon and the Previously Issued Financial Statements should be restated to conform to generally accepted accounting principles (“GAAP”). Although the Fund has not yet finalized the restatements, management of the Fund believes, based upon the financial analysis undertaken to date and after discussion with its current independent registered public accounting firm, that the effects of the restatements on each of the Previously Issued Financial Statements will be material and will reflect the following changes:

1. The Fund will change the method used in the Previously Issued Financial Statements to record the accrual of professional service fees. In the Previously Issued Financial Statements, the Fund accrued professional service fees (including audit fees) in the period to be audited or reviewed rather than during the period in which the services were performed. The Fund has concluded that such treatment is not in accordance with GAAP. The Fund will make the adjustments necessary to accrue its professional service fees in the period in which the services were performed. While the total amount of the professional service fees recorded as an expense by the Fund will remain the same in the aggregate, changes in the timing of the recognition of these expenses in the Restated Financial Statements will have material impacts on the consolidated operating results of the Fund that are expected to be positive (i.e., increase net income or reduce net loss) in certain periods and negative (i.e., reduce net income or increase net loss) in other periods.

For the year ended December 31, 2003, the estimated positive effect on the consolidated operating results of the Fund is approximately $18,000 and for the three-month periods ending March 31, June 30, September 30 and December 31 of 2003 the estimated positive/(negative) effects on the consolidated operating results of the Fund are approximately ($89,000); $28,000; $12,000 and $67,000 respectively. For the year ended December 31, 2004, the estimated positive effect on the consolidated operating results of the Fund is approximately $32,000 and for the three-month periods ending March 31, June 30, September 30 and December 31 of 2004 the estimated positive/(negative) effects on the consolidated operating results of the Fund are approximately ($49,000); $17,000; ($16,000) and $80,000 respectively. For the three-month periods ending March 31, June 30 and September 30 of 2005 the estimated positive/(negative) effects on the consolidated operating results of the Fund are approximately $6,000; ($116,000) and ($26,000) respectively.

2. The Fund will change the method used in the Previously Issued Financial Statements to record the accrual, waiver and forgiveness of management fees (including the associated interest thereon) due by the Fund to the Managing Shareholder of the Fund. Under the organizational documents of the Fund, the Managing Shareholder is entitled to receive a fee equal to 2.5% per annum of the aggregate capital contributions of investors in the Fund as payment for their shares, which management fee is to be accrued and paid monthly. In the Previously Issued Financial Statements, the Fund treated the waiver of management fees as a direct offset against management fee expense in the period in which the waiver took place so that neither the fee nor the waiver appeared in the consolidated statement of operations of the Fund in that period. The Fund has determined that such treatment is not in accordance with GAAP. The Fund will now record an accrual of the management fee expense in the period to which the accrual applies and any waiver or forgiveness will be treated as a capital contribution to the Fund by the Managing Shareholder. The contribution of the Managing Shareholder will be reallocated to the shareholders of the Fund in such a way as to keep the capital accounts of the shareholders in the Fund in the same relationship to each other as they had been prior to the contribution of the management fee by the Managing Shareholder. In other words, the contribution of the management fee will benefit the capital accounts of all the shareholders of the Fund in proportion to their capital accounts as they existed prior to the waiver or forgiveness of the management fees.

This change will have a negative effect on consolidated operating results in the affected periods by the amount of the management fee accrual (and associated interest charges), but shareholders equity and other balance sheet amounts will remain unaffected. For the year ended December 31, 2003 the estimated negative effect on the consolidated operating results of the Fund resulting from this change is approximately ($954,000) and for the three-month periods ending March 31, June 30, September 30 and December 31 of 2003 the estimated negative effects on the consolidated operating results of the Fund resulting from this change are approximately ($18,000); ($166,000); ($448,000); and ($322,000), respectively. For the year ended December 31, 2004 the estimated negative effect on the consolidated operating results of the Fund resulting from this change is approximately ($1,010,000) and for the three-month periods ending March 31, June 30, September 30 and December 31 of 2004 the estimated negative effects on the consolidated operating results of the Fund resulting from this change are approximately ($35,000); ($41,000); ($461,000); and ($473,000) respectively. For the three-month periods ending March 31, June 30 and September 30 of 2005 the estimated negative effects on the consolidated operating results of the Fund resulting from this change are approximately ($459,000); ($471,000); and ($483,000), respectively.

3. The Fund will change the method used in the Previously Issued Financial Statements to record the receipt by the Fund in July, 2002 of certain securities of Zapworld.com in connection with the bankruptcy reorganization of Zapworld.com in exchange for a loan receivable from Zapworld.com held by the Fund. In the Previously Issued Financial Statements, the Fund did not record the value of shares and warrants of Zapworld.com received in connection with the bankruptcy reorganization of Zapworld.com at the time of receipt. The Fund has determined that this treatment is not in accordance with GAAP. The Fund received the Zapworld.com securities in exchange for a loan receivable from Zapworld.com which had been written off prior to the time of the bankruptcy of Zapworld.com and so the Fund should have, at the time of receipt in 2002, taken the value of the securities received into income to the extent of the lesser of the original basis in the loan receivable on the books of the Fund and the fair market value of the Zapworld.com securities received.

Included in the Zapworld.com securities received by the Fund were common shares which were, at the time of receipt, subject to restrictions on sale which restrictions lapsed in phases. The Fund estimates the value of these shares at the time of receipt to be approximately $358,000. In the second and third quarters of 2004, after restrictions on the largest portion of the shares had lapsed, the Fund distributed the shares to its shareholders and realized a gain of approximately $2,079,000 (approximately $1,574,000 on May 13, 2004 and approximately $505,000 on July 28, 2004). The Fund intends to make such adjustments as necessary to record the gain on restructuring as an adjustment to the opening balance sheet amounts at January 1, 2003 and to reduce the gain on sale at the time of the distribution to shareholders by the resulting basis in the shares distributed.

    The Fund similarly did not recognize $96,467 in restructuring gain on receipt of warrants issued by Zapworld.com to the Fund. The Fund has determined that this treatment was not in accordance with GAAP. Certain of the warrants were exercised in 2004 and the shares were sold in a large number of small transactions from July 2004 through January, 2006. The Fund intends to make such adjustments as are necessary to record the effects of the increased basis in the shares sold. It is expected that such adjustments will include adjustments to the opening balance sheet amounts at January 1, 2003.

4. The Fund will change the method used in the Previously Issued Financial Statements to record the loss from a failed business expansion effort in Dubai, UAE during the period from June 30, 2002 through June 30, 2005. In the Previously Issued Financial Statements, the Fund recorded these activities through consolidation of the advances that had been made for the purpose of funding the Dubai expansion by its Egyptian subsidiary. In the Previously Issued Financial Statements, the Fund recorded a loss in the three-month period ended December 31, 2004 of approximately $870,000 to reflect the write-off of the new business effort in the UAE. The Fund has determined that this treatment is not in accordance with GAAP. The Fund is evaluating changing the method of accounting to accelerate write-offs due to non-recoverability of the underlying expenditure. If such changes are made, it is expected that the adjustments will change the periods in which the loss is recognized but not the aggregate amount of the loss recognized. The effects of the changes arising during 2002 are intended to be incorporated through an adjustment in the January 1, 2003 opening balance sheet amounts of the Fund.

5. The Fund will change the method used in the Previously Issued Financial Statements to determine the timing of certain items of income and expense in the accounts of Ridgewood UK LLC (“RUK”), to recognize the impairment of certain assets and for the observance of certain differences between generally accepted accounting principles in the United States (“US GAAP”) versus those of the United Kingdom (“UK GAAP”) in order to conform with US GAAP. The Fund had a minority investment in RUK, which was, prior to the sale of these assets in February 2007, engaged in the development and operation of renewable electricity projects in the United Kingdom. The Fund will reallocate certain items of income and expense among periods in the accounts of RUK and will recognize certain differences between US GAAP and UK GAAP that had not previously been taken into account in the reporting of the results and positions of RUK. The US GAAP/UK GAAP differences include the capitalization and amortization of construction period interest under US GAAP versus the expensing of such interest under UK GAAP. In addition, certain assets characterized as goodwill under UK GAAP will be characterized as intangible assets under US GAAP and are therefore also subject to amortization but at a different rate. The cumulative effect of these changes is expected to, in the aggregate, materially affect the financial statements of the Fund though the impact of these changes will vary from period to period. For the year ended December 31, 2003 the estimated positive effect on the consolidated operating results of the Fund resulting from these changes is approximately $17,000 and for the three-month periods ending March 31, June 30, September 30 and December 31 of 2003 the estimated positive/(negative) effects on the consolidated operating results of the Fund resulting from these changes are approximately $19,000; ($73,000); $81,000 and ($10,000) respectively. For the year ended December 31, 2004, the estimated negative effect on the consolidated operating results of the Fund resulting from these changes is approximately ($146,000) and for the three-month periods ending March 31, June 30, September 30 and December 31 of 2004 the estimated positive/(negative) effects on the consolidated operating results of the Fund resulting from these changes are approximately $46,000; ($125,000); ($3,000) and ($64,000) respectively. For the three-month periods ending March 31, June 30 and September 30 of 2005 the estimated negative effects resulting from these changes are approximately ($20,000), ($9,000) and ($138,000) respectively.

6. The Fund and its affiliate, Ridgewood Electric Power Trust V (“Trust V”), purchased all the shares of U.S. Hydro Corporation (“US Hydro”) in a transaction that closed on November 22, 2002 (“US Hydro Acquisition”). Following the US Hydro Acquisition, the Fund owned approximately 70.8% of US Hydro. The anticipated changes to be made in the Restated Financial Statements associated with US Hydro relate primarily to two of the eight projects with which US Hydro is or was involved (Box Canyon Limited Partners (“BCLP”) and Lahontan Hydropower Inc. (“Lahontan”)) and to the decision by the Fund not to elect to make a tax step-up under Section 338(h)10 of the Internal Revenue Code in connection with the US Hydro Acquisition.

In the Restated Financial Statements, the Fund will make such changes as are necessary to determine the valuation of assets acquired in the US Hydro Acquisition with the effect of this change being most pronounced in the valuation of BCLP. In the Previously Issued Financial Statements, the valuation of BCLP was based on the term of the related power purchase agreement. In the Restated Financial Statements, the valuation of BCLP will be based on the shorter term of the related ground lease for the project which will result in a valuation of BCLP of approximately $7.4 million compared to approximately $12.3 million in the Previously Issued Financial Statements. Using the correct valuation of all the assets of US Hydro results in a fair value of these assets (net of liabilities as at the acquisition) of approximately $17.6 million compared to $22.6 million in the Previously Issued Financial Statements.

The Fund will also change the valuations used in the Previously Issued Financial Statements to record the allocation of the purchase price among the assets of US Hydro. As part of a purchase price reallocation undertaken in 2003, approximately $3,366,000 of the purchase price was allocated by the Fund to the Power Purchase Agreements and other long-term assets associated with the US Hydro Acquisition and, correspondingly, the Fund did not allocate approximately $661,000 to long-term note receivable or approximately $2,705,000 to goodwill. The Fund has determined that the original accounting treatment was not in accordance with GAAP. The Fund intends to make the adjustments necessary to bring the treatment into accordance with GAAP through an adjustment to the opening balance sheet amounts at January 1, 2003. When taken together with certain smaller adjustments also associated with the reallocation of the purchase price of US Hydro, and giving effect to the minority interest in US Hydro held by Trust V, these adjustments are expected to have the effect of reducing the opening equity balance of the Fund at January 1, 2003 by approximately $60,000.

In addition to the opening balance sheet effects at January 1, 2003 of the adjusted reallocation of purchase price of US Hydro, the Fund also expects to make the adjustments necessary to record the impairment of its investment in the Lahontan project by approximately $3,411,000 during the three-month period ended March 31, 2003. This adjustment is to be made in connection with the determination by the Fund to commence contract re-negotiations related to the project which determination the Fund made during the three-month period ended March 31, 2003 and which was previously disclosed in reports filed with the SEC by the Fund. The adjustments associated with the impairment of the Lahontan project are estimated to have a negative effect on the consolidated operating results of the Fund for the three-month period ended March 31, 2003 of approximately ($1,594,000) (net of associated tax effects and minority interest in the loss). In the Previously Issued Financial Statements, the Fund had reallocated the purchase price of the US Hydro Acquisition to other assets acquired to reflect the reduction in the value of the Lahontan project.

As disclosed in prior filings of the Fund with the SEC, during the three-month period ended September 30, 2003, the Fund determined to forgo an election available under the Internal Revenue Code to step-up the tax basis of the US Hydro assets. This forgone election had the effect of eliminating a $1.1 million accrued tax liability balance recognized in the Previously Issued Financial Statements in anticipation of the step-up election. In the Previously Issued Financial Statements, the Fund also made a corresponding reduction in the value of the power purchase agreements by $1.1 million as a result. In the Restated Financial Statements, the accrued tax liability balance will be eliminated during the three-month period ended September 30, 2003 and a corresponding reduction in goodwill will be recognized.

The decision of the Fund to forgo the step-up election also gave rise to the recognition in the Previously Issued Financial Statements of a deferred tax liability of approximately $5.7 million in the three-month period ended September 30, 2003 with a corresponding recognition of a goodwill balance of the same amount. When an impairment test was performed under SFAS 142 prior to the end of the period ended December 31, 2003, an impairment of approximately $555,000 was recorded.

In the Restated Financial Statements, the Fund will recognize approximately $5.0 million of deferred taxes with the corresponding recognition of an increase in the goodwill balance of the same amount. In the Restated Financial Statements, this event triggers an impairment test of goodwill balances under SFAS 142 in the three-month period ended September 30, 2003. The result of the impairment test performed as of September 30, 2003 is an impairment of goodwill of approximately $6.4 million and, in the Restated Financial Statements, the Fund expects the resulting impairment to have a negative effect on the consolidated operating results of the Fund of approximately ($4,555,000) (net of minority interest in the loss) for the three-month period ended September 30, 2003. The changes to the Previously Issued Financial Statements related to US Hydro and the US Hydro Acquisition will have a negative effect on the consolidated operating results of the Fund for the twelve-month period ended December 31, 2003 of approximately ($5,831,000) after giving effect to the tax effects and the minority interest of Trust V. In subsequent quarters, corresponding changes in depreciation and amortization expense and the tax liability associated with the purchase price reallocation are expected to also affect the consolidated operating results of the Fund.

Management of the Fund has discussed with the Fund’s current independent registered public accounting firm the matters disclosed pursuant to Item 4.02(a) of this Current Report on Form 8-K/A and has notified its prior independent registered public accountants, Perelson Weiner, LLP (“Perelson Weiner”) and PricewaterhouseCoopers LLP (“PwC”), of the contents of this Current Report on Form 8-K/A. The Fund’s prior independent registered public accountants, Perelson Weiner, issued opinions in connection with certain of the Previously Issued Financial Statements. The Fund’s current independent registered public accounting firm has not yet issued opinions in connection with any of the financial statements it has been engaged to audit. As soon as practical from the date of filing this Current Report on Form 8-K/A, the Fund intends to file with the SEC appropriate Restated Financial Statements, management’s discussion and analysis and related information, including such financial statements and information relating to the annual and quarterly periods from the period ended March 31, 2003 through the period ended September 30, 2005.

The Fund’s management previously concluded that the Fund had material weaknesses in its disclosure controls and procedures and that such disclosure controls and procedures were ineffective during the period from January 1, 2003 to September 30, 2005. These conclusions were reported by the Fund as deficiencies in disclosure controls and procedures which are reportable events in a Current Report on Form 8-K, dated June 14, 2006 and filed with the SEC on June 14, 2006, and reported deficiencies in disclosure controls and procedures in its Quarterly Reports on Form 10-Q for the three-month period ended March 31, 2005, the three and six-month periods ended June 30, 2005 and the three and nine-month periods ended September 30, 2005.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K/A contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than those that are purely historical, are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding expected materiality, the quantitative effects of the restatement and any anticipated conclusions of the Fund. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Fund’s actual results as well as its expectations on materiality, the restatement’s quantitative effects and the effectiveness of its disclosure controls and procedures to differ materially from those in the forward-looking statements. These factors include, without limitation, the risk that additional information may arise from the preparation of the Fund’s financial statements or other subsequent events that would require the Fund to make additional adjustments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      THE RIDGEWOOD POWER GROWTH FUND

Date:	May 21, 2007	By:	/s/ JEFFREY H. STRASBERG
		Name	Jeffrey H. Strasberg
		Title	Executive Vice President and Chief Financial Officer